UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 18, 2004


                          Commission File Number 0-5680


                                BURKE MILLS, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                    IRS EMPLOYER IDENTIFICATION (56-0506342)
                                 NORTH CAROLINA
            ---------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


                            191 Sterling Street, N.W.
                          Valdese, North Carolina 28690
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (828) 874-6341
            ---------------------------------------------------------
              (Registrant's telephone number, including area code)


                                   No Changes
            ---------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)



Item 5.  Other Events
---------------------

The information set forth in the Registrant's news release dated August 18, 2004 is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits
------------------------------------------
(c)      Exhibits

(99)  The News Release

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                                   SIGNATURES
                                  -----------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       BURKE MILLS, INC.

                                       By: /s/Thomas I. Nail
 Date: August 18, 2004                 -----------------------
                                       Thomas I. Nail
                                       President and COO
                                      (Principal Financial Officer)



                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     ------------

(99)            The News Release




                                BURKE MILLS, INC.
                            FRANK GADDY YARN DIVISION
                       POST OFFICE BOX 190, VALDESE, NORTH
                         CAROLINA 28690 Telephone (828)
                           874-6341 Fax (828) 879-7184
(EX-99)
FOR IMMEDIATE RELEASE - AUGUST 18, 2004

                   BURKE MILLS ANNOUNCES FIRST QUARTER RESULTS

Burke Mills, Inc. (OTC Bulletin Board) of Valdese, North Carolina, reports operating results for the thirteen weeks and twenty-six weeks ended July 3, 2004.

Net sales for the thirteen weeks ending July 3, 2004 increased by 15.1% to $6,710,000 compared to $5,830,000 for the second quarter of 2003.

The Company recorded a net loss of ($29,000) for the thirteen week period compared to a net loss of ($300,000) for the same period in 2003. This resulted in a net loss per share of ($.01) compared to net loss of ($.11) in 2003.

Net sales for the twenty-six week period ending July 3, 2004 increased by 6.9% to $13,311,000 compared to $12,450,000 in 2003. The Company recorded a net loss for the period of ($691,000) compared to a net loss of ($419,000) in 2003. This resulted in a net loss per share of ($0.25) versus ($0.15) in 2003.

            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                                   (Unaudited)

                              Thirteen Weeks Ended    Twenty-six Weeks Ended
                             -----------------------  -----------------------
                             July 3,    June 28,       July 3,      June 28,
                              2004        2003          2004          2003
                             ------      ------        ------        ------
Net Sales                 $6,709,965   $5,829,522    $13,310,580  $12,449,516
                          ----------- -----------    -----------  -----------
Cost and Expenses
  Cost of Sales            6,295,499    5,798,502     12,696,609   11,918,436
                          ----------- -----------    -----------  -----------
  Gross Profit               414,466       31,020        613,971      531,080

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                                BURKE MILLS, INC.
            CONDENSED STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                             (Unaudited) (continued)

                             Thirteen Weeks Ended     Twenty-six Weeks Ended
                            -----------------------   -----------------------
                             July 3,    June 28,       July 3,      June 28,
                              2004        2003          2004          2003
                             ------      ------        ------        ------
  Selling, General and
  Administrative Expenses    559,897      579,335      1,192,907    1,242,369
  Gain (loss) on disposal
    of property assets        (4,023)       7,906         (4,023)       7,906
                          -----------  ----------    -----------  -----------

Operating Loss              (141,408)    (556,221)      (574,913)    (719,195)
                          -----------  -----------   -----------  -----------
Other Income
  Interest Income                292       9,701             467       16,868
  Miscellaneous               28,662      16,882          16,161       33,684
                          -----------  -----------   -----------  -----------
    Total                     28,954      26,583          16,628       50,552
                          -----------  -----------   -----------  -----------
Other Expenses
  Interest Expense               191      29,110             743       61,676
                          -----------  -----------   -----------  -----------

Loss before Provision for
  Income Taxes and Equity in
  Net Earnings of Affiliate (112,645)   (558,748)       (559,028)    (730,319)

Provision (Credit) for
  Income Taxes               (84,000)    289,021        (165,719)    (342,059)
                           ----------  ----------    ------------   ---------
Loss before Equity in Net
 Net Earnings of Affiliate   (28,645)   (269,727)       (393,309)    (388,260)

Equity in Net Loss
  of Affiliate                    -0-    (30,377)       (298,180)     (30,377)
                           -----------  ---------     -----------  ----------
Net Loss                     (28,645)   (300,104)       (691,489)    (418,637)

Retained Earnings at
   Beginning of Period     4,999,995    8,048,438      5,662,839     8,166,972
                           ----------   ---------     -----------  -----------
Retained Earnings at End
  of Period               $4,971,350   $7,748,335     $4,971,350    $7,748,335
                          ==========   ==========     ==========    ==========

Loss Per Share            $   (0.01)   $   (0.11)     $   (0.25)    $   (0.15)
                          ==========   ===========    ==========    ==========
Dividends Per Share of
  Common Stock               None         None          None          None
                           ==========  ==========    ==========     ==========
Weighted Average Common
  Shares Outstanding       2,741,168    2,741,168     2,741,168      2,741,168
                           =========    =========     =========      =========




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                                BURKE MILLS, INC.
                            CONDENSED BALANCE SHEETS

                                                 July 3       January 3
                                                  2004           2004
                                               (Unaudited)    ----------
                                                --------
ASSETS
Current Assets
  Cash and cash equivalents                   $       -0-    $   147,062
  Accounts receivable                           3,966,484      2,365,284
  Inventories                                   1,973,126      1,880,477
  Prepaid expenses and other current assets       122,091         52,633
                                               ----------     ----------
Total Current Assets                            6,061,701      4,445,456
                                               ==========      =========

Equity Investment in Affiliate                    255,000        553,180
                                                ---------     ----------

Property, plant & equipment - at cost          30,543,721     30,513,251
  Less: accumulated depreciation               23,362,814     22,450,432
                                               ----------     ----------
       Property, Plant and Equipment- Net       7,180,907      8,062,819
                                               ----------     ----------
Other Assets
  Deferred income taxes                            62,000         60,000
  Other                                            16,575         16,575
                                               ----------     ----------
                                                   78,575         76,575
                                               ----------     ----------
Total Assets                                  $13,576,183    $13,138,030
                                              ===========    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Bank overdraft                             $    54,802       $      -0-
  Short-term debt - revolving bank line              -0-          141,514
  Accounts payable                             2,099,395          871,695
  Accrued salaries and wages                     164,213           54,050
  Other liabilities and accrued expenses         161,903          113,412
                                              ----------        ----------
        Total Current Liabilities              2,480,313         1,180,671
Deferred Income Taxes                          1,204,000         1,374,000
                                              ----------        ----------
Total Liabilities                              3,684,313         2,554,671
                                              ----------        ----------
Commitments

Shareholders' Equity
  Common stock, no par value
     (stated value, $.66)
     Authorized - 5,000,000 shares
     Issued and outstanding -
        2,741,168 shares                       1,809,171        1,809,171
  Paid-in capital                              3,111,349        3,111,349
  Retained earnings                            4,971,350        5,662,839
                                              ----------       ----------
         Total Shareholders' Equity            9,891,870       10,583,359
                                              ----------       ----------
Total Liabilities & Shareholder's Equity     $13,576,183      $13,138,030
                                             ===========      ===========

Burke Mills, Inc., is a processor of dyed,  twisted,  and textured yarns for the
automotive,   home  and  contract  upholstery   markets.   The  Company  employs
approximately 165 people.

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